                                                                    Exhibit 32.1

                                  CERTIFICATION

         In connection with the quarterly  report of New Century Equity Holdings
Corp.  (the  "Company")  on Form 10-K for the year ended  December 31, 2005,  as filed with the Securities and Exchange  Commission on the date hereof, I, Steven
J. Pully, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

     (1)  The Form 10-K report for the year ended December 31, 2005,  filed with the  Securities  and  Exchange  Commission  on March 30,  2006,  fully complies  with  the  requirements  of  Section  13(a)  or 15(d) of the
          Securities Exchange Act of 1934; and

     (2)  The  information  contained in the Form 10-K report for the year ended
          December  31, 2005 fairly  presents,  in all  material  respects,  the financial  condition and results of  operations of New Century  Equity
          Holdings Corp.

By:  /S/ Steven J. Pully                             Date:  March 30, 2006
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Steven J. Pully
Chief Executive Officer